SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  July 30, 2009

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

(a)           First Regional Bancorp issued a press release on July 30, 2009 announcing its financial results for the quarter and six months ended June 30, 2009.  The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

Executive management of First Regional Bancorp has provided the following information in response to questions received from securities analysts and others.

First Regional has stated that it meets all financial ratio requirements for “Well Capitalized” status.  What are those standards, and how do First Regional’s capital ratios compare to the standards?

Under the Prompt Corrective Action program, banking regulators have established different levels of capital adequacy based on the capital ratios of financial institutions.  The highest capital level under this program is “Well Capitalized.”  As First Regional has no material intangible assets, all of First Regional’s equity capital, and its equity capital ratios, are tangible.  The computation of the June 30, 2009 capital ratios of First Regional Bancorp and its subsidiary, First Regional Bank, along with the Well Capitalized ratio standards are as follows:

		Well	First	First
		Capitalized	Regional	Regional
		Standard	Bancorp	Bank

	Equity Capital		129,582,022	222,304,953
	Less: Unrealized Gains		-604,000	0
	Plus: Trust Preferred Securities
	Qualifying as Tier I Capital		42,992,674	0
Line 1	Tier I Capital		171,970,696	222,304,953
	Plus: Trust Preferred Securities
	Qualifying as Tier II Capital		54,507,326	0
	Plus: Portion of Loan Loss
	Reserve Qualifying as Tier II
	Capital		29,320,151	29,593,351
Line 2	Total Capital		255,798,173	251,898,304

Line 3	Average Total Assets		2,401,772,786	2,401,772,786
Line 4	Total Risk-weighted Assets		2,324,637,000	2,322,466,000

	Tier I Leverage Ratio
	(Line 1 / Line 3)	5.00%	7.16%	9.26%

	Tier I Capital Ratio
	(Line 1 / Line 4)	6.00%	7.40%	9.57%

	Total Capital Ratio
	(Line 2 / Line 4)	10.00%	11.00%	10.85%

First Regional has reported its total “non-performing assets” and loans past due 30 to 89 days.  Can you provide an update on the composition and status of these items?

Per banking industry convention, non-performing assets consist of loans past due 90 or more days and still accruing interest, loans on non-accrual status, and other real estate owned (“OREO”).  As of June 30, 2009 First Regional’s non-performing assets were as follows:

NON-PERFORMING ASSETS

Amount	Status	Asset Type	Collateral

786,900		OREO	105 acres of residential land in Homeland (Riverside County), California
1,162,050		OREO	18 acres of residential land in Menifee (Riverside County), California
3,118,920		OREO	Residential land (for 34 units) in Glendale (Los Angeles County), California
6,299,697		OREO	Condominium project in Spring Valley (San Diego County) California
3,930,467		OREO	Luxury residence in Tarzana (Los Angeles County) California
1,098,000		OREO	23 acres of residential land in Silverdale (Kitsap County), Washington
1,990,000	Non-accrual	Loan to Individual	Unsecured
3,085,214	Non-accrual	Construction Loan	Condominium project in Bakersfield (Kern County), California
16,516,297	Non-accrual	Land Loan	9 acres of residential land in Palos Verdes (Los Angeles County), California
1,316,000		OREO	11.62 acres of residential land in San Bernardino (San Bernardino County), California
814,703	Non-accrual	Land Loan	1.95 acres of residential land in Corona (Riverside County), California
1,100,000	Non-accrual	CRE Loan	13.74 Acres of industrial land in Bellingham (Whatcom County), Washington
1,968,037	Non-accrual	Loan to Individual	Unsecured
1,609,617	Non-accrual	Loan to Company	Unsecured
1,284,636	Non-accrual	CRE Loan	110,000 sq. ft. warehouse in Bellingham (Whatcom County), Washington
23,479,400	Non-accrual	Construction Loan	Apartment building in Carpenteria (Santa Barbara County), California
2,211,572	Non-accrual	Construction Loan	3 single family residences in Carpenteria (Santa Barbara County), California
9,180,000	Non-accrual	CRE Loan	29 Acre Commercial Property in Murray (Salt Lake County), Utah
14,282,842	Non-accrual	Construction Loan	Condominium Project in Sparks (Washoe County), Nevada
12,442,772	Non-accrual	Construction Loan	Condominium project in Oceanside (San Diego County), California
2,369,550	Non-accrual	Construction Loan	Luxury residence in Palm Springs (Riverside County), California
1,642,000	Non-accrual	Land Loan	16,000 sq. ft. of residential land in Santa Monica (Los Angeles County), California

9,375,000	Non-accrual	Land Loan	100,000 sq. ft. of residential land in Valley Village (Los Angeles County), California
7,068,259	Non-accrual	Land Loan	62,000 sq. ft. of residential land in Valley Village (Los Angeles County), California
800,000	Non-accrual	Land Loan	4.76 acres of residential land in Sunland (Los Angeles County), California
2,898,600	Non-accrual	Land Loan	5.5 acres of residential land in Henderson (Clark County), California
4,852,852	Non-accrual	Land Development	24 acres of commercial and residential land in Ontario (San Bernardino County), California
2,593,713	Non-accrual	Construction Loan	22 unit condominium project in Los Angeles (Los Angeles County), California
735,000	Non-accrual	Land Loan	30,000 sq. ft. residential land in Thousand Oaks, (Ventura County), California
9,193,419	Non-accrual	CRE Loan	180 Unit Apartment in North Hollywood (Los Angeles County), California
530,225	Non-accrual	CRE Loan	98 Unit Apartment in Las Vegas (Clark County), Nevada
1,217,250	Non-accrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,217,250	Non-accrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,217,250	Non-accrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,565,000	Non-accrual	Land Loan	14,000 sq. ft. of residential land in Los Angeles (Los Angeles County), California
5,311,000		OREO	128 Unit Apartment in Daphne (Baldwin County), Alabama
3,508,093	Non-accrual	CRE Loan	Restaurant in Summerland (Santa Barbara County), California
8,512,500	Non-accrual	Land Loan	82,000 sq. ft. of residential land in Valley Village (Los Angeles County), California
3,562,024	Non-accrual	Land Loan	29,000 sq. ft. of residential land in Valley Village (Los Angeles County), California
14,935,906	Non-accrual	Construction Loan	29 Unit condominium project in Beverly Hills (Los Angeles County), California
199,829	Non-accrual	Loan to Individual	Unsecured
3,469,308	Non-accrual	Construction Loan	7 Unit condominium project in Los Angeles (Los Angeles County), California
7,090,000	Non-accrual	Construction Loan	Condominium project in Los Angeles County, California
8,149,789	Non-accrual	Construction Loan	22 unit condominium project in Thousand Oaks (Ventura County), California
5,874,484	Non-accrual	Construction Loan	18 unit condominium project in South Pasadena (Los Angeles County), California
1,265,841	Non-accrual	Land Loan	15,000 sq. ft. lot in Santa Monica (Los Angeles County) California
1,257,564	Non-accrual	Land Loan	16,000 sq. ft. lot in Santa Monica (Los Angeles County) California
5,068,000	Non-accrual	Land Loan	5.2 acres of commercial land in Las Vegas (Clark County) Nevada
5,399,685	Non-accrual	Construction Loan	Luxury residence in Irvine (Orange County) California
1,520,000	Non-accrual	CRE Loan	4 unit apartment in Los Angeles (Los Angeles County), California
4,251,115	90+ days past due	CRE Loan	Medical office building in Newport Beach (Orange County) California
3,975,000	Non-accrual	CRE Loan	56 room hotel in Santa Barbara (Santa Barbara County) California
408,326	Non-accrual	Loan to Individual	Unsecured
500,000	Non-accrual	Loan to Individual	Unsecured

75,000	Non-accrual	Loan to Individual	Unsecured
13,772,079	Non-accrual	CRE Loan	272 Unit apartment in Fern Park (Seminole County), Florida
3,186,170	Non-accrual	CRE Loan	96 unit mobile home park in San Diego, California
6,160,000	Non-accrual	CRE Loan	15,000 sq.ft. bldg. In Los Angeles (Los Angeles County), California
13,904,421	Non-accrual	Construction Loan	27 Unit condo project in Los Angeles (Los Angeles County), California
17,898,574	Non-accrual	Construction Loan	42 unit Condo project in Los Angeles (Los Angeles County), California
1,439,797	Non-accrual	Construction Loan	15,000 sq. ft. lot in West Hollywood (Los Angeles County) California
5,634,677	Non-accrual	Land Loan	56 acres of land in Cedar Park, Texas
249,962	Non-accrual	Loan to Company	Unsecured
46,489	Non-accrual	Loan to Company	Unsecured
23,500	Non-accrual	Loan to Individual	Unsecured
3,400,000	90+ days past due	Land Loan	31,000 sq. ft. residential lot in Brentwood (Los Angeles County) California
80,666	90+ days past due	Loan to Company	Unsecured
362,933	90+ days past due	Loan to Company	Unsecured
4,205,850	90+ days past due	CRE Loan	97 unit apartment in Federal Heights, Colorado
4,779,492	90+ days past due	Land Loan	320 Acres of land in Bullhead City, Arizona
70,597	90+ days past due	Loan to Company	Federally guaranteed
77,083	90+ days past due	Loan to Company	Federally guaranteed
499,000	90+ days past due	Loan to Individual	Unsecured

315,077,246	Gross Non-performing Assets
0	Less: prior writedowns
550,748	Less: writedowns this period
314,526,498	Reported Non-performing Assets
46,531,351	Less: specific reserves
267,995,147	Net Book Value of Non-performing Assets

As indicated above, most of First Regional’s nonperforming assets at June 30, 2009 were secured by or consisted of real property.  The value of that real property serves to mitigate potential losses that may otherwise result from a nonperforming asset.  In addition, applicable accounting standards require the Company to evaluate property values periodically relative to their carrying value on the Company’s books or the loans which that property secures.  Accordingly, based on current estimates of property values discounted for anticipated costs of sale and other qualitative factors, the loss potential associated with the Company’s nonperforming assets has already been recognized and is reserved for in the Company’s financial statements.

First Regional’s loans which were 30 to 89 days past due as of June 30, 2009 were as follows:

OTHER DELINQUENT LOANS

Amount	Status	Asset Type	Collateral

4,833,581	Past Due 30-89 days	Construction Loan	32 unit condominium project in Santa Monica (Los Angeles County), California
1,889,995	Past Due 30-89 days	Loan to Company	Unsecured
136,326	Past Due 30-89 days	Loan to Individual	Unsecured
1,799,660	Past Due 30-89 days	Loan to Company	Unsecured
299,880	Past Due 30-89 days	Loan to Individual	Unsecured
75,000	Past Due 30-89 days	Loan to Company	Unsecured
1,884,940	Past Due 30-89 days	CRE Loan	26 room hotel in Morro Bay, California
2,545,381	Past Due 30-89 days	Loan to Individual	3 story parking structure in Los Angeles (Los Angeles County), California
11,049,989	Past Due 30-89 days	CRE Loan	98 Unit Apartment in Las Vegas (Clark County), Nevada
11,861,212		CRE Loan	98 Unit Apartment in Las Vegas (Clark County), Nevada
2,496,982		Land Loan	4.9 Acre lot in Redlands, California
2,418,072		Land Loan	7.24 Acres lot in Temecula, California
9,481,516		CRE Loan	19 unit condo project in Los Angeles (Los Angeles County) California

50,772,534	Gross Other Delinquent Loans
0	Less: prior writedowns
50,772,534	Reported Other Delinquent Loans

What is the status of First Regional’s regulatory agreements?

First Regional’s wholly-owned subsidiary, First Regional Bank, consented to an agreement with the FDIC and the California Department of Financial Institutions in the form of an order to cease and desist which become effective on February 23, 2009.

The Bank has already achieved substantial compliance with the agreement.  The principle components of the agreement, and the status of the Bank’s compliance efforts, are as follows:

•      Retain qualified management, and continue the active involvement of the board of directors in managing the Bank’s activities.

The Bank’s existing management remains in place; no changes in management were suggested or required, and none have been made.  The board of directors is maintaining its active involvement in the management of the Bank.

•      Increase capital by $12 million, increase capital ratios based on a pre-determined schedule, and develop a comprehensive capital plan to assure compliance with that schedule.  No dividends may be declared without prior regulatory approval.

The $12 million capital increase called for in the agreement, as well as a subsequent $5 million contribution, was made by First Regional Bancorp in the first quarter of 2009 using its existing cash reserves.  The schedule referred to in the agreement calls for the Bank to increase its Tier 1 leverage ratio to 9.5% immediately, and to further increase it to 10% by September 30.  For the second quarter of 2009 the Bank’s Tier 1 leverage ratio (based on average assets) was 9.3%, but was 9.5% based on total assets at the end of the quarter.  A comprehensive capital plan was developed and adopted, which includes plans to meet the September 30 goal, and at this time that objective is expected to be met without the need to raise additional outside capital.  No dividends have been declared by the Bank.

•      Eliminate from the books any assets classified loss and a portion of any assets classified doubtful that have not already been charged-off or collected, and develop a comprehensive plan to reduce classified assets based on a pre-determined schedule.

This provision relates solely to the Bank’s classified assets as of June 30, 2008.  The assets classified loss and the portion of the assets classified doubtful were eliminated from the Bank’s books by the end of 2008.  The Bank developed a written plan to reduce the remaining classified assets, and has implemented it.  The schedule referred to in the agreement calls for the Bank to reduce the classified assets from their original level of $218 million to $130 million by June 30, and to $110 million by September 30.  As of June 30 the balance of the classified assets had been reduced to $101.5 million, meaning that the Bank has met both the June 30 and the September 30 goals.  Naturally, the Bank is continuing its efforts to collect all of the classified assets even though the goals contained in the agreement have already been met.

•      Create and implement a plan to increase the diversification of the Bank’s lending activities.

The Bank has adopted and implemented the diversification plan called for in the agreement.  Under the plan, over time the Bank will reduce the amount of real estate lending it does, and increase its other types of lending.  The Bank has also adopted revised policies reducing the permissible amount of credit that may be extended to individual borrowers and their related interests.

•      Create and implement a comprehensive profit plan to improve the Bank’s earnings performance.

The profit plan called for in the agreement has been adopted and implemented.  While profits are expected to remain under pressure for a time as the Bank deals with its problem assets, improvement is anticipated in the future.

•      Update or revise the Bank’s written policies in the areas of credit administration and liquidity management.

Updated policies have been adopted by the board of directors for both of these functional areas.

•      Correct all violations of laws or regulations, and take action to prevent future violations.

Such violations included certain technical violations, such as regulations requiring a bank to prepare an updated evaluation of real property value, even for a loan extension made with no new money lent.  It is believed that all previous violations of laws or regulations have been corrected, and that procedures are in place to prevent future violations.

As evidenced above, the Bank has made considerable progress thus far in complying with its agreement, and expects to remain in full compliance.

In addition, First Regional Bancorp has entered into a written agreement with the Federal Reserve Bank of San Francisco which became effective on April 21, 2009.  The Company is currently in full compliance with the agreement, and expects to remain so.  The principle components of this agreement, and the status of the Company’s compliance efforts, are as follows:

•      The Company shall not declare or pay dividends without prior regulatory approval

The Company has never declared or paid dividends in its history, and no dividends are anticipated at this time.

•      The Company shall not take dividends or other forms of payment from First Regional Bank without prior regulatory approval.

No such payments are being sought at this time, and dividend payments by the Bank are already restricted under the terms of the Bank’s regulatory agreement.

•      The Company and its non-bank subsidiaries shall not make any distributions of principal, interest or other sums on subordinated debentures or trust preferred securities without prior regulatory approval.

In accordance with their terms, the Company has deferred payments on its outstanding trust preferred securities and the associated subordinated debentures.

•      The Company and its non-bank subsidiaries shall not incur, increase, or guarantee any debt without prior regulatory approval.

No such debt transactions have occurred since the effective date of the agreement, and none are contemplated at this time.

•      The Company shall not purchase or redeem stock without prior regulatory approval.

No shares have been purchased or redeemed since the effective date of the agreement, and no further purchases or redemptions are contemplated at this time.

•      The Company shall develop and submit a revised written capital plan to maintain sufficient capital on a consolidated and a bank-only basis.

The revised plan has been adopted and implemented.

As just described, the Company expects to achieve and maintain full compliance with its written agreement.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99            Press Release of First Regional Bancorp, dated July 30, 2009, announcing financial results for the year ended June 30, 2009.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  The Company shall have no obligation to update information and forward-looking statements presented herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2009

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99            Press Release of First Regional Bancorp, dated July 30, 2009, announcing financial results for the quarter ended June 30, 2009.